                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported)  September 27, 1999
                                                        ------------------



                                N'TANDEM TRUST
                                --------------
              (Exact Name of Registrant as Specified in Charter)


CALIFORNIA                               0-21470             33-610944499
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission            (IRS Employer
of Incorporation)                      File Number)        Identification No.)


6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO               80111
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



      Registrant's Telephone Number, Including Area Code  (303) 741-3707
                                                           -------------

     Item 2:  Acquisition or Disposition of Assets
              ------------------------------------

     In its Current Report on Form 8-K, dated September 27, 1999, N'Tandem Trust (the "Trust") announced the acquisition of the Aztec Village and Village Park manufactured home communities (together, the "Acquired Properties"). Set forth below are certain financial statements relating to the Acquired Properties and pro forma financial information for the Trust.

     Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

     (a)  Financial Statements:

          Historical Summary of Revenues and Direct Operating Expenses for Aztec Village Manufactured Home Community for the year ended December 31, 1998 (Audited) and for the six months ended June 30, 1999 (Unaudited).

          Historical Summary of Revenues and Direct Operating Expenses for Village Park Manufactured Home Community for the year ended December 31, 1998 (Audited) and for the six months ended June 30, 1999 (Unaudited).

     (b)  Pro Forma Financial Information:

          Pro Forma Condensed Statements of Operations of the Trust for the six months ended June 30, 1999 and for the year ended December 31, 1998 (Unaudited).

          Pro Forma Condensed Balance Sheet of the Trust as of June 30, 1999 (Unaudited).

     (c)  Exhibits

          None

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 28, 1999                 N'TANDEM TRUST



                                        By: /s/ Gary P. McDaniel
                                            -----------------------------------
                                            Gary P. McDaniel
                                            Trustee

                       REPORT OF INDEPENDENT ACCOUNTANTS

Board of Trustees
N'Tandem Trust

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the "Historical Summary") of Aztec Village Manufactured Home Community (the "Property") for the year ended December 31, 1998. The Historical Summary is the responsibility of the Property's owners. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by the owners, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses on the basis of accounting described in Note 2 of the Property for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


PricewaterhouseCoopers LLP

Denver, Colorado
October 1, 1999

                   AZTEC VILLAGE MANUFACTURED HOME COMMUNITY
                      HISTORICAL SUMMARY OF REVENUES AND
                           DIRECT OPERATING EXPENSES
                                    _______




                                                   For the Six Months      For the Year Ended
                                                   Ended June 30, 1999      December 31,1998
                                                   -------------------      ------------------
                                                                               (Unaudited)
Revenues:
 Rental and utilities                                  $342,400                $702,700
 Other                                                    3,900                   5,000
                                                       --------                --------
                                                        346,300                 707,700
                                                       --------                --------
Direct Operating Expenses:
   On-site operating                                     29,900                  73,300
  Real estate taxes                                      16,300                  32,900
 Utilities                                               51,400                  98,700
                                                       --------                --------
                                                         97,600                 204,900
                                                       --------                --------

Revenues in excess of direct operating expenses        $248,700                $502,800
                                                       ========                ========



   The accompanying notes are an integral part of this financial statement.

                   AZTEC VILLAGE MANUFACTURED HOME COMMUNITY
                    NOTES TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                                    _______

1.   BUSINESS:
     --------

    The Historical Summary of Revenues and Direct Operating Expenses includes the operations of Aztec Village Manufactured Home Community. The property is located in the state of New Mexico. The property was acquired by N'Tandem Trust in September 1999 and includes 163 sites.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ------------------------------------------

    BASIS OF PRESENTATION

    The financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred in the future operations of the acquired property have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Expenses excluded consist of interest, depreciation, amortization, and other costs.

    INTERIM UNAUDITED FINANCIAL INFORMATION

    The accompanying interim unaudited Historical Summary of Revenues and Direct Operating Expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary of Revenues and Direct Operating Expenses for the year ended December 31, 1998. In the opinion of the owner's, all material adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of revenues over direct operating expenses for such interim period is not necessarily indicative of the excess of revenues over direct operating expenses for the full year.

    REVENUE RECOGNITION

    Rental income attributable to residential leases is recorded when earned from tenants.

    ESTIMATES

    The preparation of the financial statement requires the owner's to make estimates and assumptions. Actual results could differ from the estimates included in the financial statement.

                       REPORT OF INDEPENDENT ACCOUNTANTS


Board of Trustees
N'Tandem Trust

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the "Historical Summary") of Village Park Manufactured Home Community (the "Property") for the year ended December 31, 1998. The Historical Summary is the responsibility of the Property's owners. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by the owners, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses on the basis of accounting described in Note 2 of the Property for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


PricewaterhouseCoopers LLP

Denver, Colorado
October 1, 1999

                   VILLAGE PARK MANUFACTURED HOME COMMUNITY
                        HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                                    _______


                                                   For the Six Months   For the Year Ended
                                                   Ended June 30, 1999   December 31, 1998
                                                   -------------------  -------------------
                                                        (Unaudited)
Revenues:
 Rental and utilities                                       $355,400              $716,800
 Other                                                         5,600                12,900
                                                            --------              --------
                                                             361,000               729,700
                                                            --------              --------

Direct Operating Expenses:
 On-site operating                                            34,700                93,400
 Utilities                                                    30,800                65,200
 Real estate taxes                                            12,000                24,200
                                                            --------              --------
                                                              77,500               182,800
                                                            --------              --------

Revenues in excess of direct operating expenses             $283,500              $546,900
                                                            ========              ========



    The accompanying notes are an integral part of this financial statement.

                   VILLAGE PARK MANUFACTURED HOME COMMUNITY
                    NOTES TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                                    _______


1.  BUSINESS:
    --------

     The Historical Summary of Revenues and Direct Operating Expenses includes the operations of Village Park Manufactured Home Community. The property is located in the state of New Mexico. The property was acquired by N'Tandem Trust in September 1999 and includes 180 sites.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ------------------------------------------

     BASIS OF PRESENTATION

     The financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred in the future operations of the acquired property have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Expenses excluded consist of interest, depreciation, amortization, and other costs.

     INTERIM UNAUDITED FINANCIAL INFORMATION

     The accompanying interim unaudited Historical Summary of Revenues and Direct Operating Expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary of Revenues and Direct Operating Expenses for the year ended December 31, 1998. In the opinion of the owner's, all material adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of revenues over direct operating expenses for such interim period is not necessarily indicative of the excess of revenues over direct operating expenses for the full year.


     REVENUE RECOGNITION

     Rental income attributable to residential leases is recorded when earned from tenants.

     ESTIMATES

     The preparation of the financial statement requires the owner's to make estimates and assumptions. Actual results could differ from the estimates included in the financial statement.

                                N' TANDEM TRUST
                 Pro Forma Condensed Statements of Operations
  For the six months ended June 30, 1999 and the year ended December 31, 1998


     The following unaudited pro forma condensed statements of operations have been presented as if the acquisitions of the Aztec Village and Village Park communities and the related financing had been completed as of January 1, 1998. The unaudited pro forma condensed statements of operations and related notes should be read in conjunction with N' Tandem Trust's
     ("N' Tandem" or the "Trust") audited financial statements that are included in the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission"). The unaudited pro forma condensed statements of operations are not necessarily indicative of what actual results of operations of the Trust would have been had the acquisitions occurred on January 1, 1998 nor does it represent the results of operations of the Trust for future periods.

                                N'TANDEM TRUST
                  Pro Forma Condensed Statement of Operations
                     For the Six Months Ended June 30,1999

                                  (Unaudited)

                                      N'Tandem         Aztec Village     Village Park        Pro Forma              N'Tandem
                                     Historical         Acquisition       Acquisition       Adjustments             Pro Forma
                                     ----------         -----------       -----------       -----------             ---------
                                      (Note 1)           (Note 2)           (Note 2)          (Note 3)
 Revenues:
   Rent and utilities                $   1,594,000      $    342,400      $   355,400                           $   2,291,800
   Equity losses on joint ventures
     and limited partnerships              (16,700)                                                                   (16,700)
   Interest                                    100                                                                        100
   Other                                    76,700             3,900            5,600                                  86,200
                                     ----------------------------------------------------------------------------------------
                                         1,654,100           346,300          361,000                               2,361,400
                                     ----------------------------------------------------------------------------------------

Expenses:
   Property operating                      822,800            97,600           77,500       $    45,700 e           1,043,600
   Interest                                692,600                                              188,800 a           1,186,300
                                                                                                296,400 b
                                                                                                  8,500 c
   Depreciation                            379,300                                              263,700 d             643,000
   Advisory fee                            106,100                                               56,300 f             162,400
   General and administrative:
     Related parties                        10,300                                                                     10,300
     Other                                  35,000                                                                     35,000
                                     ----------------------------------------------------------------------------------------
                                         2,046,100            97,600           77,500           859,400             3,080,600
                                     ----------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------
Net income (loss)                    $    (392,000)     $    248,700      $   283,500       $  (859,400)        $    (719,200)
                                     ========================================================================================

Preferred dividends paid                   (73,600)                                                                   (73,600)

                                     ----------------------------------------------------------------------------------------
Net income (loss) attributable to
    common shares                    $    (465,600)     $    248,700      $   283,500       $  (859,400)        $    (792,800)
                                     ========================================================================================

Basic and diluted loss per
     common share                    $       (4.26)                                                             $       (7.25)
                                     =============                                                              =============

Dividends per common share           $        0.75                                                              $        0.75
                                     =============                                                              =============



The accompanying notes are an integral part of the pro forma condensed financial statements.

                                 N'TANDEM TRUST
                  Pro Forma Condensed Statement of Operations
                      For the Year Ended December 31, 1998
                                  (Unaudited)


                                         N'Tandem       Aztec Village     Village Park        Pro Forma             N'Tandem
                                        Historical       Acquisition       Acquisition       Adjustments            Pro Forma
                                        ----------       -----------       -----------       -----------            ---------
                                         (Note 1)          (Note 2)         (Note 2)           (Note 3)
Revenues:
   Rent and utilities                   $ 1,703,300      $    702,700      $   716,800                            $ 3,122,800
   Equity losses on joint ventures
     and limited partnerships               (27,800)                                                                  (27,800)
   Interest                                   1,500                                                                     1,500
   Other                                     22,900             5,000           12,900                                 40,800
                                        -------------------------------------------------------------------------------------
                                          1,699,900           707,700          729,700                              3,137,300
                                        -------------------------------------------------------------------------------------

Expenses:
   Property operating                       822,700           204,900          182,800       $    92,500 e          1,302,900
   Interest                                 652,000                                              377,500 a          1,616,100
                                                                                                 569,600 b
                                                                                                  17,000 c
   Depreciation                             349,300                                              527,500 d            876,800
   Advisory fee                             147,100                                              112,500 f            259,600
   General and administrative:
     Related parties                         28,800                                                                    28,800
     Other                                   64,000                                                                    64,000
                                        -------------------------------------------------------------------------------------
                                          2,063,900           204,900          182,800         1,696,600            4,148,200
                                        -------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------

Net income (loss)                       $  (364,000)     $    502,800      $   546,900       $(1,696,600)         $(1,010,900)
                                        =====================================================================================

Preferred dividends paid                   (147,100)                                                                 (147,100)
                                        -------------------------------------------------------------------------------------
Net income (loss) attributable to
     Common shares                      $  (511,100)     $    502,800      $   546,900       $(1,696,600)         $(1,158,000)
                                        =====================================================================================

Basic and diluted loss per
     Common share                       $     (4.88)                                                              $    (11.06)
                                        ===========                                                               ===========

Dividends per common share              $      1.50                                                               $      1.50
                                        ===========                                                               ===========


The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N' TANDEM TRUST
                       Pro Forma Condensed Balance Sheet
                              As of June 30, 1999

The following unaudited pro forma condensed balance sheet has been presented as if the acquisition of the Aztec Village and Village Park communities and the related financing had been completed on June 30, 1999. The unaudited pro forma condensed balance sheet should be read in conjunction with the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position of the Trust would have been had the acquisitions occurred on June 30, 1999 nor does it represent the future financial position of the Trust.

                                 N'TANDEM TRUST
                       Pro Forma Condensed Balance Sheet
                              As of June 30, 1999
                                  (Unaudited)

                                                                                          Aztec Village
                                                                                            & Village
                                                                         N'Tandem             Park                  N'Tandem
                                                                        Historical        Acquisitions              Pro Forma
                                                                     --------------------------------------------------------
                          ASSETS                                         (Note 1)           (Note 4)
Property held for investment:
     Land                                                            $    6,233,200     $    1,057,200         $    7,290,400
     Buildings and improvements                                          21,391,200         10,549,000             31,940,200
     Fixtures and equipment                                                 163,000                                   163,000
                                                                     --------------------------------------------------------
                                                                         27,787,400         11,606,200             39,393,600
Less accumulated depreciation                                            (1,393,300)                               (1,393,300)
                                                                     --------------------------------------------------------
                                                                         26,394,100         11,606,200             38,000,300

Investments in joint ventures and limited partnerships                    5,512,400                                 5,512,400
Cash and cash equivalents                                                   220,500           (100,000)               120,500
Deferred financing costs, net                                                85,100             67,900                153,000
Other assets                                                                605,200                                   605,200
                                                                     --------------------------------------------------------
Total Assets                                                         $   32,817,300     $   11,574,100         $   44,391,400
                                                                     ========================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Mortgage note payable                                           $    2,050,000     $    6,789,400         $    8,839,400
     Note payable to affiliate                                           25,130,200          4,314,400             29,444,600
     Accounts payable                                                        16,600                                    16,600
     Accrued expenses                                                     1,331,000             98,300              1,429,300
     Tenant deposits and other liabilities                                1,092,100             34,500              1,126,600
     Due to Advisor and affiliates                                        1,131,600            337,500              1,469,100
                                                                     --------------------------------------------------------
Total Liabilities                                                        30,751,500         11,574,100             42,325,600

Shareholders' equity:
    Preferred shares of beneficial interest, $.01 par
     value;
    500,000,000 shares authorized; 98,073 shares issued
    and outstanding                                                       2,121,700                                 2,121,700
   Common shares of beneficial interest, $.01 par value,
   100,000,000 shares authorized; 109,308 shares issued
   and outstanding                                                        2,401,400                                 2,401,400
   Dividends in excess of accumulated earnings                           (2,457,300)                               (2,457,300)
                                                                     --------------------------------------------------------

                                                                          2,065,800                                 2,065,800
                                                                     --------------------------------------------------------
Total Liabilities and Shareholders' Equity                           $   32,817,300     $   11,574,100         $   44,391,400
                                                                     ========================================================

The accompanying notes are an integral part of the pro forma condensed financial statements.

                                 N'TANDEM TRUST
               NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS

1.  HISTORICAL FINANCIAL STATEMENTS:

     The historical financial statements, which are included in the Trust's Quarterly Report on Form 10-QSB and its Annual Report on Form 10-KSB as filed with the Commission, include the accounts of the Trust as of and for the six months ended June 30, 1999 and for the year ended December 31, 1998, respectively.

2.  ACQUISITIONS - STATEMENTS OF OPERATIONS

     The revenues and expenses of the Aztec Village and Village Park acquisitions included in the Trust's condensed pro forma financial statements for the six months ended June 30, 1999 and the year ended December 31, 1998 reflect the historical summary of revenues and direct operating expenses.

3.  PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

     The pro forma adjustments for the pro forma condensed statements of operations are as follows:

                                                                                Six Months
                                                                                  Ended                 Year Ended
                                                                                 June 30,              December 31,
                                                                                   1999                   1998
                                                                           -------------------     -------------------
a.  Interest on $4,314,400 of indebtedness payable to Chateau
    Communities, Inc., incurred at a weighted average rate of 8.75%
    for the period beginning January 1, 1998                               $           188,800     $           377,500

b.  Interest on $6,789,400 of indebtedness payable to Anchor
    National Life Insurance Company, incurred at a rate of 8.69%
    for the period beginning January 1, 1998                               $           296,400     $           569,600

c.  Amortization of the costs associated with assuming the
    indebtedness payable to Anchor National Life Insurance Company         $             8,500     $            17,000

d.  Depreciation of acquired properties based on an average 20
    year life                                                              $           263,700     $           527,500

e.  Adjustment for related party management fees, calculated as
    5% of gross rental revenues and an annual overhead
    reimbursement of $60 per site pursuant to the asset management
    agreement with Chateau Communities, Inc.                               $            45,700     $            92,500

f.  An advisory fee representing 1% of the total purchase price of $11,250,000 payable to the Trust's advisor pursuant to the
    N'Tandem advisory agreement                                            $            56,300     $           112,500

4.   ACQUISITIONS - BALANCE SHEET

     Amounts presented reflect the acquisition of the Aztec Village and Village Park communities. The acquisitions were financed through related party debt of $4,314,400, the assumption of $6,789,400 of mortgage debt, and cash of $100,000. As part of the acquisition, an acquisition fee of $337,500 is due to N'Tandem's advisor and was capitalized as part of the purchase price as of June 30, 1999.